UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2006

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4300 Wilson Boulevard, Suite 1100, Arlington, Virginia		22203
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (703) 522-1315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

On April 4, 2006 The AES Corporation issued a Media Advisory announcing a financial review teleconference on Thursday, April 6, 2006. On April 4, 2006 the Company posted on its website the 2005 Financial Review and 2006 Outlook and the AES Investor Presentation that will be referenced in investor discussions prior to and during the financial review. A copy of the Media Advisory, the 2005 Financial Review and 2006 Outlook and the AES Investor Presentation is attached hereto as exhibits 99.1, 99.2 and 99.3.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Media Advisory issued by The AES Corporation, dated April 4, 2006, regarding a financial review teleconference scheduled for Thursday, April 6, 2006.

99.2	2005 Financial Review and 2006 Outlook

99.3	AES Investor Presentation, April 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION
(Registrant)

By:	/s/ Vincent W. Mathis
Name: Vincent W. Mathis
Title: Deputy General Counsel

Date: April 4, 2006